SALLIE MAE Investor Presentation THIRD QUARTER 2015 Exhibit 99.1

Forward-Looking Statements and Disclaimer
Cautionary Note Regarding Forward-Looking Statements
The following information is current as of July 22, 2015 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter ended June 30, 2015, and the Form 10-Q for the quarter ended June 30, 2015 (filed with the Securities Exchange Commission (“SEC”) on July 22, 2015)
and subsequent reports filed with the SEC.
This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements.
Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-
looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the
year ended Dec. 31, 2014 (filed with the SEC on Feb. 26, 2015) and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; and
changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures or breaches to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on the
Company’s business; risks associated with restructuring initiatives; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayment on the loans made by the
Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations.
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides “Core Earnings” measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.
For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – GAAP Consolidated Earnings Summary-Core Earnings” in the
Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 for a further discussion and for a complete reconciliation between GAAP net income and core earnings.
Disclaimer.  A significant portion of the historical data relating to historical Smart Option Student Loan performance used to prepare certain of these materials was provided to the Company by Navient Corporation (“Navient”) pursuant to a Data Sharing Agreement executed in connection with the Spin-Off (as hereinafter defined).  Under the Data Sharing Agreement, Navient makes no representations or warranties to the Company concerning the accuracy and completeness of information that they provided.  Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement or of Navient’s representations and warranties.  Although we have no reason to believe that the data used to prepare the tabular and graphic presentations in this document as a whole, is materially inaccurate or incomplete, and have assumed that the data provided by Navient under the Data Sharing Agreement as a whole to be materially accurate and complete, neither the Company nor any person on its behalf has independently verified the accuracy and completeness of such data.

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
Top ranked brand: 6 out of 10 consumers of
education finance recognize the Sallie Mae brand
Industry leading market share in private education
lending:
54%
market
share
(1)
Over 2,400 actively managed university
relationships across the U.S.
Complementary consumer product offerings
Over one million long-term engaged customers
across the Sallie Mae brands
The Sallie Mae Brand
(1) Source: MeasureOne CBA
Report as of June 2015

Over one year since legal separation from Navient on April 30, 2014
Completed the roll out of independent servicing and customer support capabilities
October 13, 2014
Generated Earnings of $91 million in Q2 2015 and $139 million YTD
Originated $4.1 billion of high quality Private Education Loans in 2014 (+7% vs. 2013),
$2.0 billion in 2015 YTD (+8% vs. 2014 YTD)
Grew Private Education Loan portfolio 24% from Q2 2014 to Q2 2015
Completed a second quarter 2015 loan sale at a pre-tax premium of 10.4%
Completed the first term funding securitization in the third quarter 2015
Sallie Mae Highlights

-
National sales and
marketing
-
Largest salesforce in
the industry
-
Specialized underwriting
capability
-
Capital markets expertise
Private Education Loan -
Originator and Servicer
Deposits -
Upromise Rewards -
Credit Card -
($B as of 6/30/15)
Assets 12.9 -
FFELP Loans 1.2 -
Private Loans 9.2 -
Deposits 10.3 -
Preferred Equity 0.6 -
Tangible Common Equity 1.4 -
-
Leading private education
loan franchise
-
Conservative credit and
funding
-
Expanding consumer
finance product suite
Sallie Mae Summary
Strategic
Overview
Key
Businesses
Balance
Sheet
Competitive
Advantage

Favorable Student Loan Market Trends
12.1
12.9
13.3
13.5
13.5
13.7
2008
2009
2010
2011
2012
2013
(millions)
Enrollment at Four-Year Degree Granting Institutions
(1)
Annual Cost of Education
(2)
$12
$13
$14
$14
$15
$16
$17
$18
$18
$19
$29
$30
$32
$34
$35
$36
$38
$39
$41
$42
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Public
Private
(thousands)
Federal
Loans
$99
Family
Contributions
$151
Grants
$124
Private
Education
Loans
$8
Ed. Tax
Benefit /
Work Study
$20
($ in billions)
Total Estimated
Cost: $402
Estimated Total Cost of Education –
2014 / 2015 AY
(3)
Cost
of
College
(Based
on
a
Four-Year
Term)
(4)
(billions)
(thousands)
(1) Source: U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2022
(2) Source: Trends in College Pricing.© 2014 The College Board,. www.collegeboard.org, Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-weighted
(3) “Total post-secondary education spend” is estimated by Sallie Mae by determining the full-time equivalents for both graduates and undergraduates  and multiplying by estimated total per person cost of attendance for each school type.  In doing so, we utilize information from the U.S. Department of Education, College Board, MeasureOne, National Student Clearinghouse and Company Analysis.  Other
sources for these data points also exist publicly and may vary from our computed estimates.
(4) Source: Trends in College Pricing.© 2014 The College Board, www.collegeboard.org, U.S. Department of Education 2014
$110
$45
$170
$76
AY 2014-2015
AY 2004-2005

Higher Education Value Proposition
Relationship Between Higher Education,
Income
and
Employment
(1)
0%
2%
4%
6%
8%
10%
12%
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
Less than
H.S.
High school
Some
college
Associate
Bachelor's
Master's
Doctorate
Professional
Unemployment
Average weekly income
Incremental Earnings From a College
Degree Has Increased For Generations
(2)
Payment to Income Ratio
(4)
Key Statistics
The unemployment rate for 25 to 34 year-olds with four-year college degrees was 2.1%, compared to 8.4% for high school graduates
(1)
60%
of
students
graduate
with
student
loans
(3)
69% of student loan borrowers have debt balances less than $25,000 and 4% have balances above $100,000
(average
borrowings
of
$27,300)
(3)
The
average
payment-to-income
ratio
declined
from
15%
in
1992
to
7%
in
2010
(4)
(1)
Source:
U.S.
Bureau
of
Labor
Statistics-March
2015
(2)
Source:
PEW
Research
Center-The
Rising
Cost
of
Not
Going
to
College
February
2014
(3) Source: Trends in College Pricing.© 2014 The College Board, www.collegeboard.org, U.S. Department of Education 2014
(4) Source:  Brown Center on Education Policy at Brookings: Is a Student Loan Crisis on the Horizon -Released June 2014

Product Features
–
Offers three repayment options while in school, which include Interest Only, $25 Fixed
Payment and Deferred Repayment
–
Variable and Fixed Interest Rate Options
–
All loans are certified by the school’s financial aid office to ensure all proceeds are for educational expenses
Distribution Channels
–
Nationally recognized brand
–
Largest national sales force in industry actively manages over 2,400 college relationships
–
Represented on vast majority of college directed preferred lender lists
–
Significant marketing experience to prospective customers through paid search, affiliates, display, direct mail and email
–
Leverage low cost customer channels to contribute to significant serialization in following years
–
Marketing and distribution through partnerships with banks, credit unions, resellers and membership organizations
Smart Option Overview

High Quality Private Student Loan Originations Growth
Originations Statistics ($)
2011
2012
2013
2014
Q2 2014
Q2 2015
% Cosigned
91%
90%
90%
90%
90%
90%
% In School Payment
73%
58%
56%
56%
52%
52%
Average Originated FICO
748
746
745
749
745
747

Analytical Approach to Credit
Student
Initial
Screen
$1,000
minimum loan
Minimum FICO of 640
No existing SLM 30+ day past dues
No student loans 90+ day past dues
No recent bankruptcy
2+ trades for cosigners and 4+ trades for
non-cosigner
Asset
expertise and rigorous
underwriting driven by large
volume of historical data
160 employees
~1.3mm annual applications
~35% approval
rate
Custom
Scorecard
Multi-scenario
approach that predicts
percentage of borrowers likely to reach
90+ days past due
Built in coordination
with Experian
Decision Analytics
Applies 15
–
18 application and credit
bureau attributes
Manual
Review
~8% of applications
Pass risk scores, but require further
review due to credit concerns
—
Thorough review of bankruptcies,
collection accounts, etc.
—
Higher levels of existing student
debt
—
High credit utilization

High Quality Private Education Portfolio
Customer FICO at Origination
Smart Option Payment Type
Portfolio Interest Rate Type
780+
30%
740 -
780
23%
700 -
740
26%
<700
21%
Weighted Average FICO: 746
Portfolio by Originations Vintage
Smart Option Loans: $8.9bn
Weighted Average Age of Loan: ~1.7 years
As of June 30, 2015
Variable
81%
Fixed
19%
Interest
Only
21%
Fixed Pay
32%
Deferred
47%
2016
16%
2015
9%
Pre 2012
10%
2013
26%
2014
39%

Low cost deposit
base with no branch overhead
—
90% of retail deposits are savings accounts
—
Brokered deposits used as alternative funding source
Term funding / securitizations will augment deposit
funding for future growth
—
Experienced capital markets team
—
Capacity to securitize $2 –
$3bn of private education
loans
—
Completed
term funding securitization in the third
quarter 2015
Multi-year revolving conduit facility
—
Provides seasonal loan funding and backup liquidity
—
$750mm conduit with 1-year revolving term and an
additional 1-year amortization term provided by
consortium of banks
Whole loan sales used to manage balance sheet
growth
—
Targeting $1 –
$2bn of loan sales annually
Substantial liquidity portfolio
—
$1.3bn of on-balance sheet cash as of 6/30/15
60%
40%
60%
40%
Conservative Funding Approach
2014
Target
Retail deposits
Brokered deposits
Secured
debt

Cumulative Defaults by P&I Repayment Vintage
(1),(2),(3)
Smart Option Cumulative Gross Defaults by P&I Repayment Vintage and Years in P&I Repayment
As of June 30, 2015
(1) For important information regarding historical performance data, see pages 19 and 20.
(2)
Loans
in
‘P&I
Repayment’
include
only
those
loans
for
which
scheduled
principal
and
interest
payments
are
due.
Legacy
SLM
and
Navient
portfolio
serviced
pursuant
to
a
212
day
charge-off
policy.
Sallie
Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.
(3)Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off rate calculations for the period ended June 30, 2015 include $28.7 million of charged off loans sold to third parties prior to March 30, 2015 not included in previously reported cumulative charge off rate calculations. Inclusion of these charge offs contributed to the increase in cumulative charge off rates for the period ended June 30, 2015 over those previously reported for the period ended March 31, 2015.

Smart Option Delinquency and Default Performance (As a % of Loans in P&I
Repayment)
(1),(2),(3)
31-60 Day Delinquency
91+ Day Delinquency
61-90 Day Delinquency
Annualized Gross Default Rate
As of June 30, 2015
(1) For important information regarding historical performance data, see pages 19 and 20.
(2)
Loans
in
‘P&I
Repayment’
include
only
those
loans
for
which
scheduled
principal
and
interest
payments
are
due.
Legacy
SLM
portfolio
serviced
pursuant
to
a
212
day
charge-off
policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.
(3) Delinquency and Default rates are calculated as a percentage of loans  in principal and interest (P&I) repayment.

15
“Core Earnings” to GAAP Reconciliation
(Dollars in thousands, except per share amounts)
June 30,
March 31,
June 30,
June 30,
June 30,
“Core Earnings” adjustments to GAAP:
2015
2015
2014
2015
2014
GAAP net income attributable to SLM
Corporation……….………….…….........…………………
91,016
$
47,699
$
44,128
$
138,715
$
91,576
$
Preferred stock dividends…………………......……………
4,870
4,823
3,228
9,693
3,228
GAAP net income attributable to SLM Corporation
common stock……….………...…...……...….…..………….
86,146
$
42,876
$
40,900
$
129,022
$
88,348
$
Adjustments:
Net impact of derivative accounting
(1)
…………………….
(632)
(2,269)
7,031
(2,901)
8,255
Net tax effect
(2)
…….…...…………………………….
252
905
(2,708)
1,157
(3,180)
Total “Core Earnings” adjustments to GAAP…………….
(380)
(1,364)
4,323
(1,744)
5,075
"Core Earnings" net income attributable to SLM
Corporation common stock……...…......…..…..…...……….
85,766
$
41,512
$
45,223
$
127,278
$
93,423
$
GAAP diluted earnings per common share……………….
0.20
$
0.10
$
0.09
$
0.30
$
0.20
$
Derivative adjustments, net of tax……….....………………
0.00
0.00
0.01
0.00
0.02
“Core Earnings” diluted earnings per common share…....
0.20
$
0.10
$
0.10
$
0.29
$
0.22
$
Quarters Ended
Six Months Ended
(1) Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-market valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, as well as the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under GAAP.  Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0.
(2) “Core Earnings” tax rate is based on the effective tax rate at the Bank where the derivative instruments are held.

Financial Review
(in millions)
Q2 2015
Q2 2014
Variance
PSL
9,333
$
7,491
$
1,842
$
PSL Reserve
(87)
(54)
(33)
FFELP
1,182
1,364
(182)
FFELP Reserve / Other
(5)
(6)
2
Total Loans
10,423
8,794
$
1,629
Cash
1,279
1,524
(245)
Other Assets
1,173
1,061
112
Total Assets
12,875
11,379
1,496
Brokered Deposits
6,531
5,063
1,468
Retail Deposits
3,007
3,121
(114)
Other Liabilities
1,376
1,457
(82)
Equity
1,962
1,738
224
Total Liabilities & Equity
12,875
$
11,379
$
1,496
$
PSL Reserve % of Balance (Gross)
0.94%
0.73%
0.21
%
Interest Income
198
$
165
$
33
$
Interest
Expense
(30)
$
(21)
$
(9)
$
Net Interest Income before Provision
168
$
144
$
24
$
Provision
(15)
$
(1)
$
(15)
$
NIM After Provision
153
$
143
$
9
$
Gain On Sale
77
$
2
$
75
$
Fee Income
10
$
15
$
(4)
$
Gain/(Loss) on Hedging Activities
2
$
(9)
$
11
$
Opex
(91)
$
(75)
$
(16)
$
GAAP Pre-Tax Income
151
$
76
$
75
$
Core Pre-Tax Income
151
$
83
$
67
$
GAAP Net Income
91
$
44
$
47
$
Core Earnings Adjustments
(0)
$
4
$
(5)
$
Core Earnings Net Income
91
$
48
$
42
$
Preferred Dividends
(5)
$
(3)
$
(2)
$
GAAP Earnings Available
86
$
41
$
45
$
Core Earnings Available
86
$
45
$
41
$
ROA (Core)
2.8%
1.7%
1.1%
ROCE (Core)
25.2%
15.5%
9.6%
Total Risk Based Capital Ratio (Bank Only)
16.0%
15.9%
0.1%
CSEs
433
431
2
Core EPS
$0.20
$0.10
$0.09

Market share leader in private student loan industry
High quality assets and conservatively funded balance sheet
Predictable balance sheet growth for the next several years
Strong capital position and funding capabilities
A financial services company with high growth trajectory and excellent return on equity
Sallie Mae Bank

18 Smart Option Student Loan Historical Performance Data Period ended June 30, 2015 Appendix

On April 30, 2014 (the “Spin-Off Date”), the former SLM Corporation legally separated (the “Spin-Off”) into two distinct publicly traded entities: an education loan management, servicing and asset recovery business called Navient Corporation (“Navient”), and a consumer
banking
business
called
SLM
Corporation.
SLM
Corporation’s
primary
operating
subsidiary
is
Sallie
Mae
Bank.
We
sometimes
refer
to
SLM
Corporation,
together
with
its
subsidiaries
and
its
affiliates,
during
the
period
prior
to
the
Spin-Off
as
“legacy
SLM.”
In connection with the Spin-Off, all private education loans owned by legacy SLM, other than those owned by its Sallie Mae Bank subsidiary as of the date of the Spin-Off, and all private education loan asset-backed securities (“ABS”) trusts previously sponsored
and
administered
by
legacy
SLM
were
transferred
to
Navient.
As
of
the
Spin-Off
Date,
Navient
and
its
sponsored
ABS
trusts
owned
$30.8
billion
of
legacy
SLM’s
private
education
loan
portfolio
originated
both
prior
to
and
since
2009.
As
of
the
Spin-Off
Date,
Sallie
Mae Bank owned $7.2 billion of private education loans, the vast majority of which were unencumbered Smart Option Student Loans originated since 2009.
Legacy SLM’s
Private Education Loan and ABS Programs Prior to the Spin-Off
In 1989, legacy SLM began making private education loans to graduate students. In 1996, legacy SLM expanded its private education loan offerings to undergraduate students. Between 2002 and 2007, legacy SLM issued $18.6 billion of private education loan-
backed ABS in 12 separate transactions.
In 2008, in response to the financial downturn, legacy SLM revised its private education loan underwriting criteria, tightened its forbearance and collections policies, ended direct-to-consumer disbursements, and ceased lending to students attending certain for-
profit schools. Legacy SLM issued no private education loan ABS in 2008.
In 2009, legacy SLM introduced its Smart Option Student Loan product and began underwriting private education loans with a proprietary custom credit score. The custom credit score included income-based factors, which led to a significant increase in the percentage
of
loans
requiring
a
co-signer,
typically
a
parent.
The
initial
loans
originated
under
the
Smart
Option
Student
Loan
program
(the
“Interest
Only
SOSLs”)
were
variable
rate
loans
and
required
interest
payments
by
borrowers
while
in
school,
which
reduced  the amounts payable over the loans’ lives and helped establish repayment habits among borrowers. In 2010, legacy SLM introduced a second option for its Smart Option Student Loan customers, which required a $25 fixed monthly payment while borrowers were in school (the “Fixed Pay SOSLs”). In 2011, legacy SLM introduced another option for its Smart Option Student Loan customers,  which allowed borrowers to  defer interest and principal payments until after a student graduates or separates from school (the “Deferred SOSLs”).  In 2012, legacy SLM introduced a fixed rate loan option for its Interest Only, Fixed Pay and Deferred SOSLs.  Borrowers must select which of these options they prefer at the time of loan origination and are not permitted to change those options once selected.
In
2011,
legacy
SLM
included
private
education
loans
originated
under
the
Smart
Option
Student
Loan
program
in
its
ABS
pools
for
the
first
time.
Between
2011
and
2014,
the
mix
of
Smart
Option
Student
Loans
included
in
legacy
SLM’s
private
education
loan
ABS steadily increased as a percentage of the collateral pools, from 10% initially to 64% in later transactions.
Sallie Mae Bank’s Private Education Loan and ABS Programs Post-Spin Off
Originations.
Following the Spin-Off, Sallie Mae Bank continued to originate loans under the Smart Option Student Loan program.  As of December 31, 2014, it owned $9.5 billion of private education loans, the vast majority of which were Smart Option Student
Loans originated since 2009, and two-thirds of which were originated in 2013 and 2014. Navient ceased originating private education loans following the Spin-Off.
Servicing.
Immediately prior to the Spin-Off, Sallie Mae Bank assumed responsibility for collections of delinquent loans on the vast majority of its Smart Option Student Loan portfolio. Following the Spin-Off Date, Navient continued to service all private education loans
owned
by
the
two
companies
on
its
servicing
platform
until
October
2014,
when
servicing
for
the
vast
majority
of
Sallie
Mae
Bank’s
private
education
loan
portfolio
was
transitioned
to
Sallie
Mae
Bank.
Sallie
Mae
Bank
now
services
and
is
responsible
for
collecting the vast majority of the Smart Option Student Loans it owns.
Securitization
and
Sales.
In
August
2014,
Sallie
Mae
Bank
sponsored
its
first
private
education
loan
ABS,
SMB
Private
Education
Loan
Trust
2014-A
(the
“SMB
2014-A
transaction”).
Because
this
transaction
occurred
prior
to
the
transfer
of
loan
servicing
from
Navient
to
Sallie
Mae
Bank,
Sallie
Mae
Bank
acted
as
master
servicer
for
the
transaction
and
Navient
as
subservicer,
and
the
loan
pool
is
serviced
pursuant
to
Navient
servicing
policies.
Also
in
August
2014,
Sallie
Mae
Bank
sold
Navient
approximately
$800
million
of
performing
Smart
Option
Student
Loans.
In
April
2015,
Sallie
Mae
Bank
sponsored
a
second
securitization
and
residual
sale,
SMB
Private
Education
Loan
Trust
2015-A,
for
which
Sallie
Mae
Bank
acted
as
servicer.
Additional Information.  Prior to the Spin-Off, all Smart Option Student Loans were originated and initially held by Sallie Mae Bank, as a subsidiary of legacy SLM.  Sallie Mae Bank typically then sold certain of the performing Smart Option Student Loans to an affiliate
of
legacy
SLM
for
securitization.
Additionally,
on
a
monthly
basis
Sallie
Mae
Bank
sold
all
loans
that
were
over
90
days
past
due,
in
forbearance,
restructured
or
involved
in
a
bankruptcy
to
an
affiliate
of
legacy
SLM.
As
a
result
of
this
second
practice,
prior
to the occurrence of the Spin-Off, historical performance data for Sallie Mae Bank’s Smart Option Student Loan portfolio reflected minimal later stage delinquencies, forbearance or charge-offs.
Legacy
SLM
collected
Smart
Option
Student
Loans
pursuant
to
policies
that
required
loans
be
charged
off
after
212
days
of
delinquency.
In
April
2014,
Sallie
Mae
Bank
began
collecting
the
vast
majority
of
its
Smart
Option
Student
Loans
pursuant
to
policies
that
required
loans
be
charged
off
after
120
days
of
delinquency,
in
accordance
with
bank
regulatory
guidance.
As
a
result
of
the
various
policies
described
above,
it
was
not
until
recently
that
(a)
a
meaningful
amount
of
Smart
Option
Student
Loan
charge-offs
occurred
in
Sallie
Mae
Bank’s
portfolio,
and
(b)
performance
data
on
Sallie
Mae
Bank’s
owned
Smart
Option
Student
Loan
portfolio
became
useful
as
a
basis
for
evaluating
historical
trends
for
Smart
Option
Student
Loans.
For
the
reasons
described
above,
much
of
Sallie
Mae
Bank’s
historical
performance
data
does
not
reflect
current
collections
and
charge
off
practices
and
may
not
be
indicative
of
the
future
performance
of
the
Bank’s
Smart
Option
Student
Loans.
We
do
not
believe
the
credit
performance
indicators
for
Sallie
Mae
Bank-owned
and
-serviced
Smart
Option
Student
Loans
yet
provide
meaningful
period-over-period
comparisons.
Important Information Regarding Historical Loan Performance Data

Types of Smart Option Loan Portfolio Data
The portfolio data we used in this report comes from two separate sources of information:
(1) Combined
Smart
Option
Student
Loan
Portfolio
Data
for
Legacy
SLM,
Navient
and
Sallie
Mae
Bank.
Information
in
this
category
is
presented
on
a
combined
basis
for
loans
originated
under
the
Smart
Option
Student
Loan
program,
whether
originated
by
Sallie
Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust, or held or serviced by Navient or Sallie Mae Bank.  Data in this category is used in the tables below under the following headings:
–
“Cumulative Defaults by P&I Repayment Vintage and Years in P&I Repayment” and
–
“Cumulative Recovery Rate for Combined Charge Offs and Charge-Off Vintages Since 2010.”
This
combined
Smart
Option
Student
Loan
portfolio
data
provides
insight
into
gross
defaults
of
all
Smart
Option
Student
Loans
since
2010,
regardless
of
ownership
or
servicing
standard.
We
believe
historical
loan
performance
data
since
2010
is
more
representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts than data available for earlier periods. Data available for earlier periods includes a limited number of Smart Option Student Loan product types, a limited amount of loans in principal and interest repayment status, and limited periods of loan performance history.
A significant portion of the combined Smart Option Student Loan performance data described in this category is provided to Sallie Mae Bank by Navient under a data sharing agreement executed in connection with the Spin-Off.  This data sharing agreement expires in 2019.  Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that it provided.  Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
Loans contained in the combined Smart Option Student Loan portfolio category were serviced by legacy SLM prior to the Spin-Off, and by either Navient or Sallie Mae Bank after the Spin-Off.  As noted above, loans serviced by legacy SLM and Navient were serviced
pursuant
to
different
policies
than
those
loans
serviced
by
Sallie
Mae
Bank
after
the
Spin-Off.
Specifically,
legacy
SLM
charged
off
loans
after
212
days
of
delinquency,
and
Navient
has
continued
this
policy.
Sallie
Mae
Bank
currently
charges
off
loans
after
120
days
of
delinquency.
All
loans
included
in
the
combined
Smart
Option
Student
Loan
portfolio
were
serviced
by
legacy
SLM
pursuant
to
a
212-day
charge
off
policy
prior
to
the
Spin-Off.
Following
the
Spin-Off,
a
portion
of
the
loans
included
in
the
combined Smart Option Student Loan portfolio data have been serviced by Navient pursuant to a 212-day charge off policy, and a portion have been serviced by Sallie Mae Bank pursuant to a 120-day charge off policy.  As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this combined Smart Option Student Loan portfolio data.
(2)
Legacy
SLM
Consolidated
Smart
Option
Student
Loan
Portfolio
Data
prior
to
the
Spin-Off
Date,
and
Sallie
Mae
Bank-Only
Smart
Option
Student
Loan
Data
from
and
after
the
Spin-Off
Date.
Information
in
this
category
is
presented
(a)
prior
to
the
Spin-Off
Date for Smart Option Student Loans owned or serviced by legacy SLM prior to the Spin-Off, and (b) from and after the Spin-Off Date for Smart Option Student Loans serviced by Sallie Mae Bank from and after the Spin-Off. Data in this category is used in the tables below under the following headings:
This consolidated Smart Option Student Loan portfolio data provides insight into historical delinquencies, forbearance, defaults and prepayment rates specifically of the Smart Option Student Loans covered, regardless of the loans’ ownership at the time, or whether the loans serve as collateral for an ABS trust.  We believe this data is currently the most relevant data available for assessing historical Smart Option Student Loan performance.
Loans owned or serviced by legacy SLM and contained in this consolidated Smart Option Student Loan portfolio category were serviced pursuant to legacy SLM  servicing policies prior to the Spin-Off.  Loans serviced by Sallie Mae Bank and contained in this consolidated
Smart
Option
Student
Loan
portfolio
were
serviced
pursuant
to
Sallie
Mae
Bank
servicing
policies
since
the
Spin-Off.
The
servicing
policies
of
legacy
SLM
were
different
than
the
servicing
policies
of
Sallie
Mae
Bank.
Specifically,
legacy
SLM
charged off loans after 212 days of delinquency, while Sallie Mae Bank charges off loans after 120 days of delinquency in accordance with bank regulatory guidance.  As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this consolidated Smart Option Student Loan portfolio data.
Any data or other information presented in the following report is for comparative purposes only, and, is not to be deemed a part of any offering of securities.
–
“31-60
Day
Delinquencies
as
a
Percentage
of
Loans
in
P&I
Repayment;”
–
“61-90
Day
Delinquencies
as
a
Percentage
of
Loans
in
P&I
Repayment ;”
–
“91-plus
Day
Delinquencies
as
a
Percentage
of
Loans
in
P&I
Repayment ;”
–
“Forbearance
as
a
Percentage
of
Loans
in
P&I
Repayment
and
Forbearance;”
–
“Annualized
Gross
Defaults
as
a
Percentage
of
Loans
in
P&I
Repayment;”
–
“Voluntary
Constant
Prepayment
Rates
by
Origination
Vintage
and
Product;”
and
–
“Total
Constant
Prepayment
Rates
by
Origination
Vintage
and
Product.”
Important Information Regarding Historical Loan Performance Data (cont.)

Smart Option Serviced Portfolio: 31-60 Day Delinquencies
(1)
Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
(2)
SLM Bank 2010 ‘P&I Repayment’ vintage not included due to insufficient data.
Note:
Legacy
SLM
portfolio
serviced
pursuant
to
a
212
day
charge
off
policy.
Sallie
Mae
Bank
portfolio
serviced
pursuant
to
a
120
day
charge
off
policy.
Historical
trends
may
not
be
indicative of future performance.

Smart Option Serviced Portfolio: 61-90 Day Delinquencies
(1)
Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
(2)
SLM Bank 2010 ‘P&I Repayment’ vintage not included due to insufficient data.
Note:
Legacy
SLM
portfolio
serviced
pursuant
to
a
212
day
charge
off
policy.
Sallie
Mae
Bank
portfolio
serviced
pursuant
to
a
120
day
charge
off
policy.
Historical
trends
may
not
be
indicative of future performance.

Smart Option Serviced Portfolio: 91+ Day Delinquencies
(1)
Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
(2)
SLM Bank 2010 ‘P&I Repayment’ vintage not included due to insufficient data.
Note:
Legacy
SLM
portfolio
serviced
pursuant
to
a
212
day
charge
off
policy.
Sallie
Mae
Bank
portfolio
serviced
pursuant
to
a
120
day
charge
off
policy.
Historical
trends
may
not
be
indicative of future performance.

Smart Option Serviced Portfolio: Forbearance
(1)
Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.
(2)
On
June
1,
2015
the
FDIC
published
FIL-23-2015,
which
encouraged
lenders
to
work
constructively
with
borrowers
impacted
by
the
floods
in
Texas
in
the
spring
of
2015.
A
one-
time,
two
month
disaster
forbearance
was
granted
to
all
student
loan
customers
resident
in
the
impacted
area.
This
doubled
our
forbearance
rate
in
June.
Substantially
all
of
the
borrowers
were
current
at
the
time
the
forbearance
was
granted.
(3)
SLM
Bank
2010
‘P&I
Repayment’
vintage
not
included
due
to
insufficient
data.
Note:
Legacy
SLM
portfolio
serviced
pursuant
to
a
212
day
charge
off
policy.
Sallie
Mae
Bank
portfolio
serviced
pursuant
to
a
120
day
charge
off
policy.
Historical
trends
may
not
be
indicative
of future performance.
Smart Option Student Loans -
Serviced Portfolio
Forbearance
as
a
%
of
Loans
in
P&I
Repayment
and
Forbearance
(1),
(2)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
Smart Option Student Loans -
Serviced Portfolio
Forbearance
as
a
%
of
Loans
in
P&I
Repayment
and
Forbearance
(1),
(2)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
P&I Vintages 2010-2014
(3)

Smart Option Serviced Portfolio: Annualized Gross Defaults
(1)
Loans in ‘P&I Repayment’ include only those loans for which scheduled principal and interest payments are due. Defaults occurring prior to ‘P&I Repayment’  are not represented in the data.
(2)
SLM Bank 2010 ‘P&I Repayment’ vintage not included due to insufficient data.
Note:
Legacy
SLM
portfolio
serviced
pursuant
to
a
212
day
charge
off
policy.
Sallie
Mae
Bank
portfolio
serviced
pursuant
to
a
120
day
charge
off
policy.
Historical
trends
may
not
be
indicative of future performance.
Smart Option Student Loans -
Serviced Portfolio
Annualized
Gross
Defaults
as
a
%
of
Loans
in
P&I
Repayment
(1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
Smart Option Student Loans -
Serviced Portfolio
Annualized
Gross
Defaults
as
a
%
of
Loans
in
P&I
Repayment
(1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
P&I Vintages 2010-2014
(2)

Smart Option Vintage Data: Cumulative Gross Default by Loan Type
(1)
Loans
in
‘P&I
Repayment’
includes
only
those
loans
for
which
scheduled
principal
and
interest
payments
are
due.
Data
as
of
June
30,
2015.
(2)
Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off rate calculations for the period ended June 30, 2015 include $28.7 million of charged off loans sold to third parties prior to March 31, 2015 not included in previously reported cumulative charge off rate calculations. Inclusion of these charge offs contributed to the increase in cumulative charge off rates for the period ended June 30, 2015 over those previously reported for the period ended March 31, 2015.
Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

Smart Option Vintage Data: Voluntary Prepayments
Following the first year after disbursement, voluntary prepayments have generally ranged from between 2-3% for the Smart Option Deferred loan product, to 5-6% for the Interest Only product
(1)
Data for all loans from initial disbursement, whether or not scheduled payments are due. Voluntary CPR includes only voluntary prepayments.
(2)
Data as of June 30, 2015. Partial periods are removed from the analysis.
Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

Smart Option Vintage Data: Total Prepayments
Following the first year after disbursement, total prepayments have generally ranged around 4%
(1)
Data for all loans from initial disbursement, whether or not scheduled payments are due. Total CPR includes both voluntary prepayments and defaults.
(2)
Data as of June 30, 2015. Partial periods are removed from the analysis.
Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

Smart Option: Cumulative Recoveries
Recoveries of charged-off Smart Option Student Loans
®
historically have occurred over a longer period than for
many other types of unsecured consumer credit
(1)
Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.
Note: Recovery data is for  collections of charged-off Smart Option loans managed by legacy SLM and Navient only. Sallie Mae Bank is currently selling charged off loans to third parties. Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to manage charged-off loan collections internally.  In the future, Sallie Mae expects to have the option of selling or internally managing collections of charged off
loans, and to utilize one or both of those strategies at any time based on market conditions. Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-
off policy. Historical trends may not be indicative of future performance.

30 30 Cohort Default Triangles

The following cohort default triangles provide loan performance information for Legacy SLM, Navient and Sallie Mae Bank serviced
Smart
Option
loans
combined,
thru
the
most
recent
period
indicated
(1)
Terms and calculations used in the cohort default triangles are defined below:
P&I
Repayment Year
–
The calendar year that loans entered P&I
repayment
–
All
Smart
Option
loans
are
considered
to
be
in
P&I
repayment
any
time
the
borrower
is
required
to
make
full
principal
and
interest
payments on the loan
Disbursed
Principal
Entering
P&I
Repayment
–
The
amount
of
principal
entering
P&I
repayment
in
a
given
year,
based
on
disbursed
principal
prior to any interest capitalization
Years in P&I
Repayment –
Measured in years between P&I
repayment start date and default date.  Year zero represents defaults that occurred prior to the start of P&I
repayment
Periodic Defaults
–
Defaulted principal in each Year in P&I
Repayment as a percentage of the disbursed principal entering repayment in each
P&I
Repayment Year
–
Defaulted principal includes any interest capitalization that occurred prior to default
–
Defaulted principal is not reduced by any amounts recovered after the loan defaulted
–
Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
Total
–
The
sum
of
Periodic
Defaults
across
Years
in
P&I
Repayment
for
each
P&I
Repayment
Year
(1) Data excludes loans made to borrowers attending certain for profit schools not included in legacy SLM securitizations. Excluded loans represent less than one percent of the total loan balances.
Note:
Historical
trends
suggested
by
the
cohort
default
triangles
may
not
be
indicative
of
future
performance.
Legacy
SLM
and
Navient
serviced
loans
were
serviced
pursuant
to
a
212
day
charge
off
policy. Sallie Mae Bank serviced loans were serviced pursuant to a 120 day charge off policy.
Smart Option Loan Program Cohort Default Triangles

Cohort Default Triangles –
Smart Option Combined (IO, Fixed & Deferred)
Data as of 6/30/15.
(1)
Private education loans marketed under the Smart Option Student Loan brand.
(2)
Periodic Defaults for the most recent calendar Year in P& I Repayment are for a partial year.
(3)
Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.
Smart Option Combined (P&I Repayment Status -
No Co-Signer)
Smart Option Combined (P&I Repayment Status -
Co-Signer)
Smart Option Combined (P&I Repayment Status -
Total)
P&I
Repayment
Year
Disbursed Principal
Entering
P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
(1), (2), (3)
0
1
2
3
4
5
Total
2010
$440
1.0%
1.2%
1.1%
1.0%
0.9%
0.4%
5.7%
2011
$1,020
0.8%
1.0%
1.3%
1.0%
0.7%
4.8%
2012
$1,657
0.5%
0.8%
1.3%
0.8%
0.0%
3.4%
2013
$2,298
0.3%
0.9%
1.2%
0.0%
0.0%
2.4%
2014
$2,848
0.3%
1.0%
0.0%
0.0%
0.0%
1.3%
P&I
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
(
1), (2), (3)
0
1
2
3
4
5
Total
2010
$420
1.0%
1.1%
1.1%
1.0%
0.9%
0.4%
5.5%
2011
$936
0.7%
0.9%
1.2%
1.0%
0.6%
4.4%
2012
$1,512
0.4%
0.6%
1.1%
0.8%
0.0%
2.9%
2013
$2,083
0.3%
0.7%
1.0%
0.0%
0.0%
2.0%
2014
$2,567
0.3%
0.7%
0.0%
0.0%
0.0%
1.0%
P&I
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic Defaults by Years in P&I Repayment
(
1), (2), (3)
0
1
2
3
4
5
Total
2010
$20
1.5%
2.4%
1.7%
1.6%
1.2%
0.5%
8.9%
2011
$85
1.8%
2.6%
2.2%
1.8%
1.0%
9.3%
2012
$145
1.1%
2.5%
2.9%
1.6%
0.0%
8.0%
2013
$215
0.8%
2.6%
2.7%
0.0%
0.0%
6.1%
2014
$282
0.9%
2.9%
0.0%
0.0%
0.0%
3.8%
Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off rate calculations for the period ended June 30, 2015 include $28.7 million of charged off loans sold to third parties prior to March 31, 2015 not included in previously reported cumulative charge off rate calculations. Inclusion of these charge offs contributed to the increase in cumulative charge off rates for the period ended June 30, 2015 over those previously reported for the period ended March 31, 2015.

Cohort Default Triangles –
Smart Option Interest Only
Smart
Option
IO
(P&I
Repayment
Status
-
No
Co-Signer)
Smart
Option
IO
(P&I
Repayment
Status
-
Co-Signer)
Smart
Option
IO
(P&I
Repayment
Status
-
Total)
P&I
Repayment
Year
Disbursed Principal
Entering
P&I
Repayment ($m)
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),
(3)
0
1
2
3
4
5
Total
2010
$439
1.1%
1.2%
1.1%
1.0%
0.9%
0.4%
5.7%
2011
$785
0.9%
0.9%
1.2%
0.9%
0.6%
0.0%
4.6%
2012
$865
0.7%
0.6%
0.9%
0.6%
0.0%
0.0%
2.8%
2013
$901
0.6%
0.6%
0.8%
0.0%
0.0%
0.0%
1.9%
2014
$870
0.5%
0.5%
0.0%
0.0%
0.0%
0.0%
1.0%
P&I
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),
(3)
0
1
2
3
4
5
Total
2010
$419
1.0%
1.1%
1.1%
1.0%
0.9%
0.4%
5.5%
2011
$724
0.8%
0.8%
1.2%
0.9%
0.6%
0.0%
4.3%
2012
$797
0.6%
0.5%
0.8%
0.6%
0.0%
0.0%
2.6%
2013
$827
0.5%
0.5%
0.7%
0.0%
0.0%
0.0%
1.6%
2014
$790
0.5%
0.4%
0.0%
0.0%
0.0%
0.0%
0.8%
P&I
Repayment
Year
Disbursed Principal
Entering  P&I
Repayment ($m)
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),
(3)
0
1
2
3
4
5
Total
2010
$20
1.5%
2.5%
1.7%
1.6%
1.2%
0.5%
9.0%
2011
$61
2.0%
2.2%
1.8%
1.5%
0.9%
0.0%
8.5%
2012
$68
1.3%
1.8%
2.2%
1.0%
0.0%
0.0%
6.3%
2013
$74
1.4%
1.9%
1.7%
0.0%
0.0%
0.0%
5.0%
2014
$80
1.3%
1.5%
0.0%
0.0%
0.0%
0.0%
2.8%
Data as of 6/30/15.
(1)
Private education loans marketed under the Smart Option Student Loan brand.
(2)
Periodic
Defaults
for
the
most
recent
calendar
Year
in
P&I
Repayment
are
for
a
partial
year.
(3)
Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.
Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off rate calculations for the period ended June 30, 2015 include $28.7 million of charged off loans sold to third parties prior to March 31, 2015 not included in previously reported cumulative charge off rate calculations. Inclusion of these charge offs contributed to the increase in cumulative charge off rates for the period ended June 30, 2015 over those previously reported for the period ended March 31, 2015.

Cohort Default Triangles –
Smart Option Fixed Payment
Smart Option Fixed Payment (P&I Repayment Status –
No Co-Signer)
Smart Option Fixed Payment (P&I Repayment Status -
Co-Signer)
Smart Option Fixed Payment (P&I Repayment Status -
Total)
P&I
Repayment
Year
Disbursed Principal
Entering
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),
(3)
P&I
Repayment ($m)
0
1
2
3
4
Total
2011
$230
0.3%
1.2%
1.5%
1.4%
0.9%
5.3%
2012
$538
0.4%
0.8%
1.7%
1.1%
0.0%
4.0%
2013
$741
0.3%
0.8%
1.2%
0.0%
0.0%
2.4%
2014
$966
0.4%
0.7%
0.0%
0.0%
0.0%
1.1%
P&I
Repayment
Year
Disbursed Principal
Entering
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),
(3)
P&I Repayment ($m)
0
1
2
3
4
Total
2011
$207
0.2%
0.9%
1.3%
1.3%
0.9%
4.6%
2012
$490
0.3%
0.6%
1.5%
1.0%
0.0%
3.4%
2013
$677
0.3%
0.7%
1.1%
0.0%
0.0%
2.1%
2014
$883
0.3%
0.6%
0.0%
0.0%
0.0%
0.8%
P&I
Repayment
Year
Disbursed Principal
Entering
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),
(3)
P&I Repayment ($m)
0
1
2
3
4
Total
2011
$23
1.2%
3.5%
3.2%
2.4%
1.2%
11.4%
2012
$48
1.3%
2.7%
3.8%
1.9%
0.0%
9.7%
2013
$63
1.0%
2.5%
2.5%
0.0%
0.0%
6.0%
2014
$83
1.3%
2.3%
0.0%
0.0%
0.0%
3.6%
Data as of 6/30/15.
(1)
Private
education
loans
marketed
under
the
Smart
Option
Student
Loan
brand.
(2)
Periodic
Defaults
for
the
most
recent
calendar
Year
in
P&I
Repayment
are
for
a
partial
year.
(3)
Numerator
is
the
amount
of
principal
in
each
P&I
Repayment
Cohort
that
defaulted
in
each
Year
in
P&I
Repayment.
Denominator
is
the
amount
of
disbursed
principal
for
that
P&I
Repayment
Year.
Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off rate calculations for the period ended June 30, 2015 include $28.7 million of charged off loans sold to third parties prior to March 31, 2015 not included in previously reported cumulative charge off rate calculations. Inclusion of these charge offs contributed to the increase in cumulative charge off rates for the period ended June 30, 2015 over those previously reported for the period ended March 31, 2015.

Cohort Default Triangles –
Smart Option Deferred Payment
Smart Option Deferred  (P&I Repayment Status –
No Co-Signer)
Smart Option Deferred (P&I Repayment Status -
Co-Signer)
Smart Option Deferred (P&I Repayment Status -
Total)
P&I
Repayment
Disbursed Principal
Entering
P&I
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),(3)
Year
Repayment ($m)
0
1
2
3
Total
2012
$253
0.0%
1.2%
1.4%
1.2%
3.9%
2013
$657
0.0%
1.3%
1.8%
0.0%
3.2%
2014
$1,012
0.1%
1.6%
0.0%
0.0%
1.8%
P&I
Repayment
Disbursed Principal
Entering
P&I
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),(3)
Year
Repayment ($m)
0
1
2
3
Total
2012
$224
0.0%
0.9%
1.2%
1.1%
3.2%
2013
$579
0.0%
1.1%
1.5%
0.0%
2.6%
2014
$893
0.1%
1.2%
0.0%
0.0%
1.4%
P&I
Repayment
Year
Disbursed Principal
Entering
P&I
Periodic
Defaults
by
Years
in
P&I
Repayment
(1),
(2),(3)
Repayment ($m)
0
1
2
3
Total
2012
$29
0.0%
3.8%
3.0%
2.3%
9.1%
2013
$78
0.1%
3.3%
3.7%
0.0%
7.1%
2014
$119
0.3%
4.3%
0.0%
0.0%
4.7%
Data as of 6/30/15.
(1)
Private
education
loans
marketed
under
the
Smart
Option
Student
Loan
brand.
(2)
Periodic
Defaults
for
the
most
recent
calendar
Year
in
P&I
Repayment
are
for
a
partial
year.
(3)
Numerator
is
the
amount
of
principal
in
each
P&I
Repayment
Cohort
that
defaulted
in
each
Year
in
P&I
Repayment.
Denominator
is
the
amount
of
disbursed
principal
for
that
P&I
Repayment
Year.
Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off rate calculations for the period ended June 30, 2015 include $28.7 million of charged off loans sold to third parties prior to March 31, 2015 not included in previously reported cumulative charge off rate calculations. Inclusion of these charge offs contributed to the increase in cumulative charge off rates for the period ended June 30, 2015 over those previously reported for the period ended March 31, 2015.

36 ABS Supplement

Sallie Mae’s Smart Option Loan Product Overview
The Smart Option loan product was introduced by
Sallie Mae in 2009
The Smart Option loan program consists of:
Smart
Option
Interest
Only
loans
-
require
full
interest payments during in-school, grace, and
deferment periods
Smart
Option
Fixed
Pay
loans
-
require
$25
fixed payments during in-school, grace, and
deferment periods
Smart
Option
Deferred
loans
–
do
not
require
payments during in-school and grace periods
Variable rate loans indexed to LIBOR, or fixed rate
Smart Option payment option may not be changed after
selected at origination
Underwritten using proprietary credit score model
Marketed primarily through the school channel and also
directly to consumers, with all loans certified by and
disbursed directly to schools
Smart Option Loan Program
Origination Channel
School
Typical Borrower
Student
Typical Co-signer
Parent
Typical Loan
$10,000 avg orig bal, 5 to 15 yr
term,
in-school payments of interest only, $25  fixed or
fully deferred
Origination Period
March 2009 to present
Certification and
Disbursement
School certified and school disbursed
Borrower Underwriting
FICO, custom credit score model, and judgmental
underwriting
Borrowing Limits
$200,000
Current ABS Criteria
For-Profit; FICO > 670
Not-for-Profit; FICO > 640
Historical Risk-Based Pricing
L + 2% to L + 14%
Dischargeable in Bankruptcy
No
(1)
Additional Characteristics
Made to students and parents primarily through
college financial aid offices to fund 2-year, 4-year
and graduate school college tuition, room and
board
Also available on a limited basis to students and
parents to fund non-degree granting secondary
education, including community college, part
time, technical and trade school programs
Both Title IV and non-Title IV schools
(1)  Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship“.

Sallie Mae Bank vs. Legacy SLM Private Education Loan ABS Summary
(1)
Smart
Option
loans
considered
in
‘P&I
Repayment’
only
if
borrowers
are
subject
to
full
principal
and
interest
payments
on
the
loan.
11-A
11-B
11-C
12-A
12-B
12-C
12-D
12-E
13-A
13-B
13-C
14-A
14-A
15-A
15-B
14-A
15-A
15-B
Total Bond Amount ($mil)
562
825
721
547
891
1,135
640
976
1,108
1,135
624
676
664
689
700
382
704
714
Initial AAA Enhancement (%)
21%
18%
24%
27%
26%
25%
25%
21%
26%
22%
28%
24%
30%
32%
36%
21%
23%
22%
Initial Class B Enhancement (%)
--
--
--
--
--
--
--
--
15%
13%
20%
15%
22%
23%
--
12%
13%
13%
Loan Program (%)
   Signature/Law/MBA/Med
88%
91%
71%
61%
48%
43%
37%
35%
26%
29%
26%
19%
26%
27%
52%
0%
0%
0%
   Smart Option
--
--
10%
20%
30%
40%
45%
48%
63%
63%
64%
63%
50%
50%
--
100%
100%
100%
   Consolidation
0%
0%
7%
6%
9%
5%
5%
5%
3%
5%
0%
6%
9%
2%
8%
0%
0%
0%
   Direct to Consumer
9%
6%
12%
12%
12%
12%
12%
12%
8%
3%
10%
12%
15%
21%
26%
0%
0%
0%
   Career Training
3%
3%
0%
1%
1%
0%
0%
0%
0%
0%
0%
0%
0%
0%
13%
0%
0%
0%
     Total
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
Loan Status (%)
   School, Grace, Deferment
55%
55%
45%
37%
38%
40%
39%
44%
59%
62%
63%
49%
46%
24%
9%
91%
79%
78%
   P&I Repayment
43%
43%
52%
60%
60%
57%
59%
54%
39%
36%
36%
50%
53%
68%
89%
9%
20%
21%
   Forbearance
2%
3%
2%
2%
2%
3%
2%
2%
2%
2%
1%
1%
1%
8%
2%
0%
2%
1%
Wtd Avg Term to Maturity (Mo.)
192
189
182
171
164
151
144
148
144
146
143
150
161
155
157
140
133
130
% Loans with Cosigner
72%
75%
71%
75%
77%
79%
80%
80%
80%
80%
81%
82%
79%
80%
64%
93%
92%
92%
% Loans with No Cosigner
28%
25%
29%
25%
23%
21%
20%
20%
20%
20%
19%
18%
21%
20%
36%
7%
8%
8%
Wtd Avg FICO at Origination
737
736
733
735
736
737
740
733
741
740
740
742
739
731
730
747
747
746
Wtd Avg Recent FICO at Issuance
723
722
720
724
726
728
730
722
733
734
733
741
737
714
726
745
744
741
WA FICO (Cosigner at Origination)
747
745
744
745
745
745
748
741
751
750
749
750
748
738
742
750
750
749
WA FICO (Cosigner at Rescored)
736
731
734
732
734
735
738
728
745
746
745
750
746
724
739
748
748
745
WA FICO (Borrower at Origination)
709
710
704
705
705
707
710
702
703
702
705
707
707
701
704
708
714
715
WA FICO (Borrower at Rescored)
690
695
688
700
700
702
698
696
683
684
682
701
707
672
704
701
702
699
Variable Rate Loans
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
89%
97%
100%
85%
82%
82%
Wtd Avg Annual Borrower Interest Rat
7.75%
7.45%
6.61%
7.04%
7.23%
7.38%
7.43%
7.70%
6.88%
6.89%
7.13%
6.85%
6.89%
7.60%
5.82%
7.82%
8.21%
8.21%
Legacy SLM
Navient
Sallie Mae Bank
(1)

Sallie Mae Bank Servicing Policy
Policy
Pre-Spin, Legacy SLM Serviced
Post-Spin,
Sallie
Mae
Bank
Serviced
(1)
Delinquencies
All loans serviced by an
affiliate of legacy SLM; loan
owned by Sallie Mae Bank sold to legacy SLM after
becoming 90+ days past due
Sallie Mae Bank collects
delinquent loans thru charge-off, placing
emphasis on returning loans to current status during early
delinquency
Charge-offs
Loans serviced by legacy SLM charge
off at 212+
days past due
Loans serviced by Sallie Mae Bank charge off at 120+ days past due
Recoveries
Post-charge off collections
managed by legacy SLM;
recoveries realized over 10+ years
Charged-off loans
sold soon after charge-off; recoveries realized
immediately
(1)
Forbearance
Granted for 3 mo. intervals with a 12 month
maximum, with fee
Granted for 3 mo. intervals with a 12 month maximum, no
fee
Sallie Mae Bank Forbearance Policy -
First choice is always to collect a payment from the borrower or co-signer
If payment is not possible, forbearance temporarily provides borrowers limited time to improve their ability to repay during temporary economic hardship
The vast majority of loans do not use forbearance; those that do, remain in forbearance for less than 12 months
(1)
Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to manage charged-off loan collections internally.  In the future,
Sallie
Mae
expects
to
have
the
option
of
selling
or
internally
managing
collections
of
charged-off
loans,
and
to
utilize
one
or
both
of
those
strategies
at
any
time
based
on
market
conditions.

Sallie Mae Bank Collections
Each customer is approached individually, and the account manager is educated and empowered to identify optimal resolution
Co-borrowers are contacted and collected with similar efforts as the primary borrower
Sallie Mae Bank employs a front-loaded, stage based collections approach:
Early Stage Loan Collections
(1 –
29 days delinquent as of the first of the month)
–
Calling activity begins as early as 1 cycle day behind (5 days past their due date in most instances)
–
Dialer based calling and automated messaging are leveraged for early delinquency
–
E-mail and letter campaigns complement calling efforts
Mid-Stage Loan Collections
(30 –
59 days delinquent as of the first of the month)
–
Continue early stage activities
–
Account is assigned to a collector’s queue based on the delinquency and the type of loan. Collection campaign includes telephone attempts and manual & batch skip tracing
Late Stage Loan Collections
(60+ days delinquent as of the first of the month)
–
Continue both early and mid-stage activities
–
Tenured route management collectors and customized letter campaigns
Cash collection is the primary focus, but a variety of tools are also available to collectors to aid in resolving delinquency:
–
Auto pay –
Monthly payment made automatically, prior delinquency cleared with forbearance
–
Three Pay –
After three scheduled monthly payments are made, prior delinquency cleared with forbearance
–
Term Extension –
Extend term for monthly payment relief, enrolled after three qualifying payments
–
Rate Reduction –
Reduce rate for monthly payment relief, enrolled after three qualifying payments
–
Rate Reduction with Term Extension –
Reduced rate and extended term
–
Additional programs are available when all other methods are not adequate
Bankruptcy Collections Policy –
Collection activity stops if both parties on the loan file bankruptcy (borrower and cosigner); otherwise, collections can continue on the non-filing party

Recovery Operations
In the near term, Sallie Mae Bank plans to sell the majority of the charged-off loans to third parties following charge-off at
120+ days past due
–
Recoveries realized immediately
–
Practical and predictable economics
–
Manageable compliance and vendor oversight requirements
Initial charged off loan sale occurred in December 2014
Forward flow agreement with a “preferred” debt buyer in place through September 2015
–
High teens sales price for newly charged-off loans
Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to support charged-off loan collections internally
In the near future, Sallie Mae Bank expects to have the option of selling or internally managing collections of charged off loans, and to utilize one or both of those strategies at any time based on market conditions
Post-Default Recoveries

Unsecured consumer loans made to qualified borrowers and co-signers to fund the cost of undergraduate, graduate and other forms of post-secondary education
Unlike FFELP Loans, private education loans are not guaranteed against losses by the Department of
Education, or any other entity
Similar to FFELP loans, private education loans are generally non-dischargeable in bankruptcy
Private education loans are made to students attending public, private, not-for-profit, and for profit institutions
Students and parents are encouraged to exhaust other sources of aid prior to applying for a private education loan
Private Education Loan Characteristics

Sallie Mae Bank Smart Option Private Education Loans
FFELP vs. Sallie Mae Bank Smart Option Private Education Loan Comparison
FFELP Stafford Loans
Sallie Mae Bank Smart Option
Private
Education
Loans
(1)
Borrower
Student
Student or Parent
Co-signer
None
Typically a parent
Lender
Eligible banks and private lenders under FFELP
Banks and other private sector lenders
Guarantee
97-100% of principal and interest by the U.S. Department
of Education
Not
guaranteed by the U.S. Government or any other entity
Interest Subsidy/Special Allowance
Payments
Paid by the U.S. Department of Education
Not Applicable
Underwriting
Borrower must have no outstanding student loan defaults
or bankruptcy
Consumer credit underwriting, with minimum FICO, custom
credit score model, and judgmental underwriting
Pricing
Fixed or floating rate depending on origination year and
loan program
Risk-based, variable rate indexed to LIBOR or fixed rate
Maximum Amount per Year
$5,500-$7,500 for dependent student, based on year in
school
Up to the full cost of education, less grants and federal
loans
Repayment Term
10 years, with repayment deferred until after graduation
5 to 15 years, may pay interest or a $25 fixed payment
while in school, or may be deferred until after graduation
Collections
Based on prescribed U.S. Dept of Education regulations
Typical consumer loan collections activities, managed
independent of FFELP
Deferment
Permitted for a variety of reasons, including economic
hardship
Granted to students who return to school, and are involved
in active military service
Forbearance
Permitted for a variety of reasons, including economic
hardship
Typically granted for economic hardship, up to a maximum
of 12 months
Dischargeable in Bankruptcy
No
No
(2)
(1) Pertains to the Sallie Mae Smart Option loan product.
(2)
Private
education
loans
are
typically
non-dischargeable
in
bankruptcy,
unless
a
borrower
can
prove
that
repayment
of
the
loan
would
impose
an
"undue
hardship”.

Private Education Loan Lifecycle for Deferred Loans
Loan made to
borrower/
co-signer
In School Status
(Additional Borrowing)
Grace Status
After graduation
(generally 6 months)
P&I Repayment
Status
Deferment Status
(back to school)
(up to 48 months)
Default
(120+ days
delinquent)
IN SCHOOL AND GRACE
P&I REPAYMENT
On Time
Payment
PAID IN FULL
Delinquent
(30+ days)
Post-Default
Recovery
Note: Interest capitalization occurs after Grace,
Deferment, and Forbearance periods
Forbearance Status
(3 month increments;
up to 12 months)